The Craft Soda Leader

REED'S

The Best Sodas in The World, Naturally.



VIRGIL'S
12 PACK
VIRGIL'S
MICRO BREWED
ROOTBEE
PARTY KE
Special Edition Bavarian Nutmeg
VIRGIL'S
ROOTBEER
EXTRA GINGER BREW
GINGER BEER
REED'S
ORIGINAL GINGER BREW
GINGER ALE
REED'S
12 PACK
ALL NATURAL
NO PRESERVATIVES
NONALCOHOLIC
EXTRA GINGER BREW
GINGER BEER
REED'S

May 2016

Safe Harbor Statement

Some portions of this presentation, particularly those describing Reed's goals and strategies, contain "forward-looking statements." These forward-looking statements can generally be identified as such because the context of the statement will include words, such as "expects," "should," "believes," "anticipates" or words of similar import. Similarly, statements that describe future plans, objectives or goals are also forward-looking statements. While Reed's is working to achieve those goals and strategies, actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These risks and uncertainties include difficulty in marketing its products and services, maintaining and protecting brand recognition, the need for significant capital, dependence on third party distributors, dependence on third party brewers, increasing costs of fuel and freight, protection of intellectual property, competition and other factors, any of which could have an adverse effect on the business plans of Reed's, its reputation in the industry or its expected financial return from operations and results of operations. In light of significant risks and uncertainties inherent in forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by Reed's that they will achieve such forward-looking statements. For further details and a discussion of these and other risks and uncertainties, please see our most recent reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission, as they may be amended from time to time. Reed's undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Senior Management Team

Team Member	Title	Years with REED	Years of Industry Experience	Industry Experience
Chris Reed	Founder & CEO	26	29	Air Products
Mark Beaton	COO	New	17	Dr Pepper Snapple; Pepsi Bottling Group; UPS
Daniel Miles	CFO	New	22	MillerCoors; Pepsi Bottling Group; EY
Neal Cohane	SVP Sales & Marketing	7	30	PepsiCo; SoBe; Coca-Cola

Management team owns approximately 20% of outstanding stock

Company History

- **1989** – Co-pack facility opened; Reed's introduced to market place
- **1992** – Reed's goes national
- Introduced additional varieties of Reed's Ginger Brews
- **1996** – Products receive trade industry recognition
- Purchased Virgil's Root Beer brand
- **2000** – Acquired China Cola and opened the Brewery in LA, CA
- Launched Reed's ice cream and expanded candy line
- **2004** – Virgil's Black Cherry Cream Soda Launched
- Expanded Virgil's product line to include Cream Soda and new packaging
- **2008** – Management & sales team strengthened
- **2009** – Reed's Natural Energy Elixir launched
- Expansion of Virgil's brand: Diet, draught sodas & Real Cola
- **2010** – Reed's Nausea Relief
- NYSE MKT
- Reed's Acquires Sonoma Sparklers
- **2012** – Reed's Culture Club Kombucha is launched!



Revenue History and Distribution Channels


$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
(in millions)
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Channel	Accounts
Natural	New Seasons Market, Whole Foods Market, Natural Grocers, Earth Fare
Gourmet & Specialty	The Fresh Market, Trader Joe's, Cost Plus World Market, Sprouts Farmers Market
Grocery	Safeway, Publix GreenWise Market, Publix, Kroger, Stop&Shop, Ralphs
Club Stores	BJ's Wholesale Club, Costco Wholesale
Convenience Stores, Restaurants, Delis, Mom & Pop Shops	

Operating Results and Significant Growth Drivers in '16 and '17

FY 2015

- *Record month in October with $5.0 million in sales*
- *Gross margins normalizing*
- *All Natural Soda Fountain program under development*
- *Q4 '15 sales increased 13.0% to a quarterly record $12.4 million ($11.0 million in Q4 '14)*

Growth Drivers

- *Expansion of Supply Chain to Meet Demand*
- *Innovative "Bag-in-Box" Product Launch*
- *Robust Natural and Healthy Market / Consumers Demand Natural Sodas and Products*
- *Low/Mid Calorie Natural soda Launch*

http://reedsinc.com/press-release/reeds-inc-launches-first-all-natural-soda-fountain/

Why REEDs?



WHY IS THE TIME RIGHT TO PARTNER WITH REEDS ON FOUNTAIN?

+ High tech flavors made in a lab versus small batch brewed from fresh fruits ginger and spices.
*+ Consumers still love bubbles, but CSD's are not delivering against what consumers want.
+ Made with fresh fruits and half the calories of preservative laden sodas.
+ Fountain has become a necessary evil rather than a point of focus in the food service environment.
*+ Healthy, natural consumption is no longer a trend…it's a cultural norm that continues to strengthen.
*+ Reed's is the #1 craft soda company in America.

* Source: Food Business News – Beverage Trends 2016

* Source: Spins Sugar Sweetened CSD Sodas Natural/Conventional Supermarkets Channel 52 weeks ending 4/17/16

Why there is a craft soda revolution

Reed's brand delivers one of highest gross margins per item in soft drink aisle

Safeway Corp-RMA - Food	ACV Wtd Dist	Dollar Sales	Dollar Sales % Chg YAgo	Unit Sales	Unit Sales % Chg YAgo	Dollar Sales Per Point of Dist	Dollar Share	Dollar Share Chg YAgo	Avg Weekly Items Per Store	Avg Weekly $$ per item	Safeway Estimated Margin $$ per item	Estimated Margin %
CATEGORY - CARBONATED BEVERAGES	100.00	$303,682,560	(3.34)	124763688	(2.41)	$3,036,823	100.00	0.00	298.24	$ 10,182.44	$1,018.24	10%
COCA COLA REGULAR SOFT DRINKS	100.00	$45,674,720	3.38	16983924	6.07	$456,747	15.04	0.98	11.92	$ 38,307.08	$3,064.57	8%
DIET COKE LOW CALORIE SOFT DRINKS	100.00	$28,208,364	(4.72)	9969267	(0.59)	$282,083	9.29	(0.13)	9.29	$ 30,367.05	$2,429.36	8%
PEPSI REGULAR SOFT DRINKS	100.00	$26,248,728	(6.35)	9375396	(3.58)	$262,487	8.64	(0.28)	11.43	$ 22,963.42	$1,837.07	8%
DIET PEPSI LOW CALORIE SOFT DRINKS	100.00	$16,031,486	(9.12)	5842486	(7.67)	$160,315	5.28	(0.34)	8.28	$ 19,353.08	$1,548.25	8%
DR PEPPER REGULAR SOFT DRINKS	100.00	$14,335,395	(1.82)	5483324	0.10	$143,354	4.72	0.07	8.10	$ 17,706.81	$1,770.68	10%
SPRITE REGULAR SOFT DRINKS	100.00	$12,848,126	1.83	4967354	3.97	$128,481	4.23	0.21	9.78	$ 13,137.56	$1,051.00	8%
MOUNTAIN DEW REGULAR SOFT DRINKS	100.00	$10,498,229	(5.64)	4150036	(4.18)	$104,982	3.46	(0.08)	7.74	$ 13,554.84	$1,084.39	8%
7 UP REGULAR SOFT DRINKS	100.00	$6,891,756	(0.29)	2845405	(1.46)	$68,918	2.27	0.07	5.68	$ 12,126.82	$1,212.68	10%
DIET DR PEPPER LOW CALORIE SOFT DRINKS	100.00	$6,690,878	(7.65)	2571220	(6.10)	$66,909	2.20	(0.10)	6.27	$ 10,676.84	$1,067.68	10%
CANADA DRY REGULAR SOFT DRINKS	99.91	$6,692,669	2.56	2712501	0.49	$66,984	2.20	0.13	5.66	$ 11,825.41	$1,182.54	10%
A & W REGULAR SOFT DRINKS	100.00	$5,989,763	2.28	3204131	(0.27)	$59,898	1.97	0.11	5.25	$ 11,419.24	$1,141.92	10%
FANTA REGULAR SOFT DRINKS	99.96	$3,547,878	77.93	1856325	59.71	$35,491	1.17	0.53	8.95	$ 3,965.42	$ 396.54	10%
CAFFEINE FREE DIET COKE LOW CALORIE SOFT DRINKS	99.91	$3,861,904	(14.18)	1357662	(12.66)	$38,652	1.27	(0.16)	2.59	$ 14,938.15	$1,493.82	10%
DIET MOUNTAIN DEW LOW CALORIE SOFT DRINKS	100.00	$3,682,236	(2.58)	1492467	(5.24)	$36,822	1.21	0.01	3.99	$ 9,223.70	$ 922.37	10%
DIET 7 UP LOW CALORIE SOFT DRINKS	100.00	$3,718,024	(9.91)	1659760	(12.02)	$37,180	1.22	(0.09)	4.16	$ 8,945.17	$ 894.52	10%
SUNKIST REGULAR SOFT DRINKS	99.94	$2,932,448	16.20	1482976	10.94	$29,342	0.97	0.16	5.17	$ 5,676.94	$ 567.69	10%
A & W LOW CALORIE SOFT DRINKS	100.00	$2,924,215	0.10	1334676	2.44	$29,242	0.96	0.03	3.76	$ 7,766.99	$ 776.70	10%
FRESCA LOW CALORIE SOFT DRINKS	99.94	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	3.26	$ 8,256.37	$ 825.64	10%
SQUIRT REGULAR SOFT DRINKS	91.10	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	3.24	$ 8,899.73	$ 889.97	10%
SCHWEPPES SELTZER/TONIC WATER/CLUB SODA	99.52	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	3.49	$ 5,587.44	$ 558.74	10%
CANADA DRY LOW CALORIE SOFT DRINKS	96.07	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	2.14	$ 10,104.02	$1,010.40	10%
CRUSH REGULAR SOFT DRINKS	98.89	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	4.35	$ 4,638.12	$ 463.81	10%
CANADA DRY SELTZER/TONIC WATER/CLUB SODA	99.73	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	4.14	$ 4,518.63	$ 451.86	10%
SPRITE ZERO LOW CALORIE SOFT DRINKS	99.80	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	2.52	$ 7,130.48	$ 713.05	10%
MUG REGULAR SOFT DRINKS	97.29	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	2.30	$ 8,092.20	$ 809.22	10%
CAFFEINE FREE DIET PEPSI LOW CALORIE SOFT DRINKS	99.80	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	2.03	$ 9,123.66	$ 912.37	10%
COCA COLA CHERRY ZERO LOW CALORIE SOFT DRINKS	96.49	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	1.67	$ 9,724.43	$ 972.44	10%
SIERRA MIST REGULAR SOFT DRINKS	96.95	$1,491,174	14406.58	769280	40405.67	$15,380	0.49	0.49	2.65	$ 5,814.67	$ 581.47	10%
PEPSI MAX LOW CALORIE SOFT DRINKS	99.46	$1,433,296	(33.43)	590264	(31.23)	$14,411	0.47	(0.21)	2.78	$ 5,186.46	$ 518.65	10%
IBC REGULAR SOFT DRINKS	99.71	$1,324,044	(1.96)	375815	(4.57)	$13,278	0.44	0.01	2.30	$ 5,772.68	$ 577.27	10%
DIET WILD CHERRY PEPSI LOW CALORIE SOFT DRINKS	99.22	$1,338,996	(12.26)	580160	(16.14)	$13,496	0.44	(0.04)	2.08	$ 6,489.75	$ 648.98	10%
DIET SUNKIST LOW CALORIE SOFT DRINKS	98.34	$1,253,202	(13.90)	476736	(16.58)	$12,744	0.41	(0.05)	2.28	$ 5,599.87	$ 559.99	10%
BARQS REGULAR SOFT DRINKS	99.43	$1,077,437	(3.15)	421886	(7.92)	$10,836	0.35	0.00	1.66	$ 6,530.05	$ 653.00	10%
DIET DR PEPPER CHERRY LOW CALORIE SOFT DRINKS	96.97	$1,115,783	(8.56)	452024	(9.27)	$11,507	0.37	(0.02)	1.84	$ 6,244.21	$ 624.42	10%
DIET SCHWEPPES SELTZER/TONIC WATER/CLUB SODA	98.41	$968,850	0.33	519527	(3.44)	$9,846	0.32	0.01	1.62	$ 6,094.35	$ 609.43	10%
DIET COKE WITH LIME LOW CALORIE SOFT DRINKS	97.12	$966,117	(16.61)	275641	(14.32)	$9,948	0.32	(0.05)	1.07	$ 9,290.35	$ 929.03	10%
COCA COLA VANILLA REGULAR SOFT DRINKS	96.77	$908,774	(5.12)	239694	(3.16)	$9,391	0.30	(0.01)	1.02	$ 9,220.67	$ 922.07	10%
DR PEPPER CHERRY REGULAR SOFT DRINKS	96.18	$874,843	(2.38)	337875	(3.24)	$9,096	0.29	0.00	1.75	$ 5,202.91	$ 520.29	10%
DR PEPPER TEN LOW CALORIE SOFT DRINKS	95.94	$900,870	(16.30)	362041	(20.54)	$9,390	0.30	(0.05)	2.00	$ 4,689.53	$ 468.95	10%
SCHWEPPES REGULAR SOFT DRINKS	97.66	$832,988	30.27	441460	57.62	$8,529	0.27	0.07	2.53	$ 3,375.39	$ 337.54	10%
SEAGRAMS REGULAR SOFT DRINKS	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	1.85	$ 4,416.29	[illegible]	10%
CHERRY [illegible] REGULAR SOFT DRINKS	92.18	$787,449	(5.43)	341455	(3.38)	$8,542	0.26	(0.01)	1.71	$ 5,002.52	[illegible]	[illegible]
REEDS REGULAR SOFT DRINKS	84.67	$581,963	51.74	110429	47.20	$6,873	0.19	0.07	1.07	$ 6,429.50	$1,928.85	30%

Reed's 1 measured sku
Delivers strong GM$$ vs all competition

Source: Safeway
Scan data FY 2014

SAFEWAY
Ingredients for life.

Core Product Assortment

Reed's Ginger Brews



Energy Elixir



Candies & Ice Cream



Virgil's


ROOTBEER
PARTY KEG

Virgil's Cream



China Cola



Ginger Ales Using Fresh, Raw Ingredients

No Artificial Flavors, No Artificial Ingredients, No Artificial Coloring, No Preservatives
BREWED Directly from Roots, Herbs, Sprices Fruits
25% Juice & Up To 26 Grams of FRESH GINGER


EXTRA GINGER BREW
GINGER BEER
REED'S



Fresh Raw Ginger



Lemons & Limes



Sparkling Water



Pure Honey & Spices



Pineapple Juice



Blend of Pure Cane Sugar

REED'S

Ginger Root…Fastest Growing Spice in the US Over Last 20 Years!


% Growth 1989 to 2007
Ginger = The Growth
The Western World is Finally Catching Up To What the Eastern Civilizations Have Known For Centuries.
78MM lbs. Consumed in the US
76%
277%
69%
0%
554%
-32%
49%
347%
113%
129%
33%
36%
-9%
47%
32%
104%
55%
-44%
37%
24%
15%
Mustard Seed
Capsicum
Blk & Wht pepper
Sesame Seed
Ginger Root
Dried Chili Pep
Cassia
Paprika
Cumin
Coriander
Poppy Seed
Fennel
Caraway
Sage
Turmeric
Vanilla Beans
Anise
Celery Seed
Cloves
Nutmeg
All Spice

Source: USDA/Economic Research Service – Feb 7, 2009

Latest Bottled Product Release: Reed's Stronger Ginger Brew


STRONGER GINGER BREW
GINGER BEER
REED'S

Reed's Stronger Ginger Brew

- *Requested by bars and restaurants for "Mule" cocktails*
- *50% more ginger than Reed's Extra Ginger Brew*
- *All natural brewed soda Launched at Expo West*

New Reed's **Stronger** Ginger Brew Makes Cover in July


Spicy Sippin': Our annual seasonal summer cocktail section spices things up this year.
The How-To Publication
BAR BUSINE$$
MAGAZINE
GIVE IT A KICK
How to teach an old Mule some new tricks
STRONGER GINGER BREW
GINGER BEER
REED'S
HOW TO: Bar Food
BIG SIX: Miami Gastropub
BARTENDING: Dangers

Reed's Partnering with Major Liquor Companies

The Perfect Storm


BACARDI
OAKHEART

The Irish Mule


JAMESON

The Moscow Mule


ABSOLUT
VODKA
IMPORTED


ABSOLUT & REED'S MULE
2 parts ABSOLUT VODKA
3 parts REED'S GINGER BREW
1 part Fresh Lime Juice
Garnish with a Lime
Build over ice, stir and serve.
RECEIVE A COMPLEMENTARY
ABSOLUT & REED'S MULE MUG
ABSOLUT.
ABSOLUT.

https://globenewswire.com/news-release/2015/07/30/756384/10143863/en/Reed-s-Takes-the-Reins-With-the-Moscow-Mule-Leading-the-Charge.htm

The Company believes the world is changing and that consumers are demanding natural products!

The New York Times

Chipotle to Stop Using Genetically Altered Ingredients

April 26, 2015

The New York Times

Panera Bread Plans to Drop a Long List of Ingredients

"We're trying to draw a line in the sand in the industry so that consumers have an easy way to know what's in the food they buy," said Ron Shaich, chief executive of Panera.

May 4, 2015


diet
pepsi

THE WALL STREET JOURNAL.

PepsiCo to Drop Aspartame From Diet Pepsi

Consumer backlash, slumping sales prompt beverage giant to switch artificial sweeteners

April 24, 2015

Reed's Corp. Portfolio is #1 in Natural Foods Channel


Reed's Corp
$11,630,000
Zevia
$10,945,000
San Pell
$5,451,000
Blue Sky
$5,324,000
Hansens
$5,070,000
IZZE
$3,409,000
RW Knudsens
$2,030,000
Q Drinks
$1,083,000
Fentimens
$1,000,000
Natural Brew
$999,000

Source: Sugar Sweetened Sodas & Kombucha Natural Supermarkets Channel > 52 weeks ending 4/17/16

SPINS

Reed's Also Dominant by Flavor With 4 of the Top 10 Sellers


Reed's Extra
Virgil's Root Beer
Zevia Root Beer
Reed's Premium
Zevia Ginger ale
San Pell Rossa
Zevia Cola
San Pell Liminota
Reed's Original
San Pell Aranciata

Source: Sugar Sweetened CSD Sodas Natural Supermarkets Channel > 52 weeks ending 4/17/16

SPINS

Flipped the Flavor Profile in Natural Foods On Its Head.

Reed's Extra Ginger Leads way with Best Selling CSD Flavor in Natural Food Channel



Conventional Grocery	Natural Foods Channel
Cola	Ginger Ale
Lemon-Lime	Root Beer
Orange	Orange
Root Beer	Exotic Fruits
Ginger Ale	Cola

Source: Sugar Sweetened CSD Sodas Natural Supermarkets Channel > 52 weeks ending 4/17/16

Reed's Delivers Growth in Conventional Supermarkets

Reed's continues to deliver growth while the big carbonated soft drink players are down


+30%
Total CSD's
- 0.3%

Source: Sugar Sweetened CSD Sodas Conventional Supermarkets Channel 52 weeks ending 4/17/16

Chief Operating Officer – Mark Beaton

- Operational Leader and Change Agent
- 17+ Years of Experience including:
  - VP of Operations at Dr. Pepper/Snapple Group
  - Management roles at Pepsi Bottle Group
  - Supervisory roles at United Parcel Service (UPS)
- Warehouse and Distribution Operations Experience
- Supply Chain Management
- Production Maintenance and Quality Control

Chief Financial Officer – Dan Miles

- 30+ years of financial management experience
    - Including Ernst & Young
- Approximately 20 years of beverage industry experience

    Pepsi Bottle Group

    Miller Coors
- Licensed CPA in state of California

Thank You For Your Participation!

Chris Reed, Founder & CEO

Reed's, Inc.

creed@reedsinc.com

Ph: 800-99-REEDS ext. 10

REED'S